UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2006

____________________

NuCO2 Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	0-27378	65-0180800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 S.E. Market Place, Stuart, Florida		34997
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (772) 221-1754

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On May 3, 2006, NuCO2 Inc., a Florida corporation (the “Company”), issued a press release announcing its financial results for the fiscal quarter ended March 31, 2006 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01.	Regulation FD Disclosure.

On May 3, 2006, the Company issued a press release announcing its financial results for the fiscal quarter ended March 31, 2006 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

ITEM 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.
	Exhibit No.	Description
	99.1	Press Release dated May 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCO2 INC.

Date: May 3, 2006	By: /s/ Eric M. Wechsler
Eric M. Wechsler
General Counsel